Exhibit 10.13

AMENDMENT No. 6 TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT No. 6 TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of February 21, 2024, is made among Vapotherm, Inc., a Delaware corporation with offices located at 100 Domain Drive, Exeter, NH 03833 (the “Borrower”), the other Loan Parties party hereto, SLR Investment Corp., a Maryland corporation with an office located at 500 Park Avenue, 3rd Floor, New York, NY 10022 (“SLR”), in its capacity as collateral agent (in such capacity, “Collateral Agent”) and the Lenders listed on Schedule 1.1 of the Loan and Security Agreement (as defined below) or otherwise a party hereto from time to time including SLR in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”).

The Loan Parties, the Lenders and Collateral Agent are parties to a Loan and Security Agreement dated as of February 18, 2022 (as amended by Amendment No. 1, as further amended by Amendment No. 2, as further amended by Amendment No. 3, as further amended by Amendment No. 4 to Loan and Security Agreement, dated as of February 10, 2023, as further amended by Amendment No. 5 to Loan and Security Agreement, dated as of April 17, 2023, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Loan and Security Agreement”; and the Existing Loan and Security Agreement as amended by this Amendment and as further amended, restated, supplemented or otherwise modified from time to time, the “Loan and Security Agreement”). Borrower has requested that the Lenders agree to certain amendments to the Existing Loan and Security Agreement. The Lenders have agreed to such request, subject to the terms and conditions hereof.

Accordingly, the parties hereto agree as follows:

SECTION 1
Definitions; Interpretation.
(a)
Terms Defined in Loan and Security Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan and Security Agreement.
(b)
Interpretation. The rules of interpretation set forth in Section 1.1 of the Loan and Security Agreement shall be applicable to this Amendment and are incorporated herein by this reference.
SECTION 2
Amendments to the Loan and Security Agreement.
(a)
Upon satisfaction of the conditions set forth in Section 3 hereof, the Existing Loan and Security Agreement is hereby amended as follows:
(i)
The reference to “January 1, 2024” in the definition of “Applicable Rate” in the Existing Loan and Security Agreement shall be replaced with “March 1, 2024”.

(b)
References Within Existing Loan and Security Agreement. Each reference in the Existing Loan and Security Agreement to “this Agreement” and the words “hereof”, “herein”, “hereunder” or words of like import, shall mean and be a reference to the Existing Loan and Security Agreement as amended by this Amendment. This Amendment shall be a Loan Document.
SECTION 3
Conditions of Effectiveness. The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent and upon satisfaction thereof, this Amendment shall be effective as of the Amendment No. 6 Effective Date:
(a)
Fees and Expenses. Borrower shall have paid (i) all invoiced costs and expenses then due and payable in accordance with Section 5(e), and (ii) all other fees, costs and expenses, if any, due and payable as of the Amendment No. 6 Effective Date under the Loan and Security Agreement.
(b)
This Amendment. Collateral Agent shall have received this Amendment, executed by Collateral Agent, the Lenders and each Loan Party.

(c)
Representations and Warranties; No Default. On the Amendment No. 6 Effective Date, immediately after giving effect to the amendment of the Existing Loan and Security Agreement contemplated hereby:
(i)
The representations and warranties contained in Section 4 shall be true and correct on and as of the Amendment No. 6 Effective Date as though made on and as of such date; and
(ii)
There exist no Events of Default or events that with the passage of time would result in an Event of Default.
SECTION 4
Representations and Warranties. To induce the Lenders to enter into this Amendment, each Loan Party hereby confirms, as of the date hereof, immediately after giving effect to the amendment of the Loan and Security Agreement contemplated hereby, (a) that the representations and warranties made by it in Section 5 of the Loan and Security Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof, provided, further, that to the extent such representations and warranties by their terms expressly relate only to a prior date such representations and warranties shall be true and correct as of such prior date; (b) that since December 31, 2021, there has not been and there does not exist a Material Adverse Change; (c) Lender has and shall continue to have valid, enforceable and perfected first-priority liens, subject only to Permitted Liens, on and security interests in the Collateral and all other collateral heretofore granted by each Loan Party to Lender, pursuant to the Loan Documents or otherwise granted to or held by Lender; (d) the agreements and obligations of each Loan Party contained in the Loan Documents and in this Amendment constitute the legal, valid and binding obligations of each Loan Party, enforceable against each Loan Party in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by the application of general principles of equity; and (e) the execution, delivery and performance of this Amendment by each Loan Party will not violate any law, rule, regulation, order, contractual obligation or organizational document of any Loan Party and will not result in, or require, the creation or imposition of any lien, claim or encumbrance of any kind on any of its properties or revenues.
SECTION 5
Miscellaneous.
(a)
Loan Documents Otherwise Not Affected; Reaffirmation; No Novation.
(i)
Except as expressly amended pursuant hereto or referenced herein, the Loan and Security Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lenders’ and Collateral Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.
(ii)
Each Loan Party hereby expressly (1) reaffirms, ratifies and confirms its Obligations under the Loan and Security Agreement and the other Loan Documents, (2) reaffirms, ratifies and confirms the grant of security under Section 4.1 of the Loan and Security Agreement, (3) reaffirms that such grant of security in the Collateral secures all Obligations under the Loan and Security Agreement, and with effect from (and including) the Amendment No. 6 Effective Date, such grant of security in the Collateral: (x) remains in full force and effect notwithstanding the amendments expressly referenced herein; and (y) secures all Obligations under the Loan and Security Agreement, as amended by this Amendment, and the other Loan Documents, (4) agrees that this Amendment shall be a “Loan Document” under the Loan and Security Agreement and (5) agrees that the Loan and Security Agreement and each other Loan Document shall remain in full force and effect following any action contemplated in connection herewith.
(iii)
This Amendment is not a novation and the terms and conditions of this Amendment shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute an accord and satisfaction of any Loan Party’s Obligations under or in connection with the Loan and Security Agreement and any other Loan Document or to modify, affect or impair the perfection or continuity of Collateral Agent’s security interest in, (on behalf of itself and the Lenders) security titles to or other liens on any Collateral for the Obligations.

(b)
Conditions. For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Collateral Agent shall have received notice from such Lender prior to the date hereof specifying its objection thereto.
(c)
Release. In consideration of the agreements of Collateral Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Collateral Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Collateral Agent, Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Loan Party, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
(d)
No Reliance. Each Loan Party hereby acknowledges and confirms to Collateral Agent and the Lenders that each Loan Party is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.
(e)
Costs and Expenses. Each Loan Party agrees to pay to Collateral Agent within ten (10) days of its receipt of an invoice (or on the Amendment No. 6 Effective Date to the extent invoiced on or prior to the Amendment No. 6 Effective Date), the reasonable out-of-pocket costs and expenses of Collateral Agent and the Lenders party hereto, and the reasonable fees and disbursements of counsel to Collateral Agent and the Lenders party hereto (including allocated costs of internal counsel), in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the Amendment No. 6 Effective Date or after such date.
(f)
Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.
(g)
Governing Law. THIS Amendment AND THE OTHER LOAN DOCUMENTS (EXCLUDING THOSE LOAN DOCUMENTS THAT BY THEIR OWN TERMS ARE EXPRESSLY GOVERNED BY THE LAWS OF ANOTHER JURISDICTION) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
(h)
Complete Agreement; Amendments. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
(i)
Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.

(j)
Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.
(k)
Loan Documents. This Amendment and the documents related thereto shall constitute Loan Documents.
(l)
Electronic Execution of Certain Other Documents. The words “execution”, “execute”, “signed”, “signature” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Collateral Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Balance of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

VAPOTHERM, INC.,
as Borrower

/s/ John Landry

By: John Landry

Title: Senior Vice President and Chief Financial Officer

GUARANTORS:

HGE HEALTH CARE SOLUTIONS, LLC,
as a Guarantor

/s/ John Landry

By: John Landry

Title: Senior Vice President and Chief Financial Office

VAPOTHERM ACCESS CARE MANAGEMENT NETWORK, LLC, as a Guarantor

/s/ John Landry

By: John Landry

Title: Senior Vice President and Chief Financial Office

VAPOTHERM ACCESS MANAGEMENT SERVICES, LLC, as a Guarantor

/s/ John Landry

By: John Landry

Title: Senior Vice President and Chief Financial Office

[Signature Page to Amendment No. 6 to Loan and Security Agreement]

COLLATERAL AGENT AND LENDERS:

SLR INVESTMENT CORP.,
as Collateral Agent and a Lender

By: /s/ Anthony Storino

Name: Anthony Storino

Title: Authorized Signatory

[Signature Page to Amendment No. 6 to Loan and Security Agreement]

SCP PRIVATE CREDIT INCOME FUND SPV, LLC,
as a Lender

By: /s/ Anthony Storino

Name: Anthony Storino

Title: Authorized Signatory

SCP PRIVATE CREDIT INCOME BDC SPV LLC,
as a Lender

By: /s/ Anthony Storino

Name: Anthony Storino

Title: Authorized Signatory

SCP PRIVATE CORPORATE LENDING FUND SPV LLC,
as a Lender

By: /s/ Anthony Storino

Name: Anthony Storino

Title: Authorized Signatory

SCP CAYMAN DEBT MASTER FUND SPV LLC,
as a Lender

By: /s/ Anthony Storino

Name: Anthony Storino

Title: Authorized Signatory

SCP SF DEBT FUND L.P.,
as a Lender

By: /s/ Anthony Storino

Name: Anthony Storino

Title: Authorized Signatory

[Signature Page to Amendment No. 6 to Loan and Security Agreement]

SLR HC FUND SPV, LLC,
as a Lender

By: /s/ Anthony Storino

Name: Anthony Storino

Title: Authorized Signatory

SLR HC BDC LLC,
as a Lender

By: /s/ Anthony Storino

Name: Anthony Storino

Title: Authorized Signatory

SLR CP SF DEBT FUND SPV LLC,
as a Lender

By: /s/ Anthony Storino

Name: Anthony Storino

Title: Authorized Signatory

[Signature Page to Amendment No. 6 to Loan and Security Agreement]